UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            Form 8-K
                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934

Date of Report (Date of earliest event reported)   June 11, 1997




                       ARDEN REALTY, INC.
     (Exact name of registrant as specified in its charter)



   Maryland                     1-12193             95-4578533
(State or other jurisdiction  (Commission         (I.R.S. Employer
of incorporation)              File Number)       Identification No.)



9100 Wilshire Boulevard, East Tower, Suite 700          90212
           Beverly Hills, California
   (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (310) 271-8600


Item 2.  Acquisition or Disposition of Assets

In June 1997, Arden Realty, Inc. (collectively with its subsidiaries, the "Company") completed a series of transactions to purchase two suburban office properties totaling 658,883 rentable square feet. All properties were purchased from unaffiliated entities.

Parkway Center in Bakersfield, California contains 61,333 rentable square feet. The property was purchased for approximately $7,400,000, which was based on arm's-length negotiations. The property is presently 99.5% occupied, at average rents of $17.14 per square foot. The property was purchased from Stockdale Investment Group, Inc. a California corporation.

Centerpointe La Palma in La Palma, California contains 597,550 rentable square feet. The purchase price for the property was approximately $80,100,000, which was based on arm's-length negotiations. The property is presently 88.2% occupied, at average gross rents of $19.12 per square foot for mid-rise office space and average triple net rents of $10.10 per square foot for flex office space. The property was purchased from Mutual Life Insurance Company of New York, a New York corporation.

To finance these acquisitions the Company used approximately $5,000,000 of working capital and borrowed $60,000,000 on its revolving line of credit with a group of banks led by Wells Fargo Bank and borrowed $22,600,000 on the secured loan from Wells Fargo Bank. The outstanding balances on the revolving line of credit and secured loan from Wells Fargo Bank as of June 12, 1997 was $183,900,000 and $26,600,000, respectively.

Inclusive of these purchases, the Company's portfolio consists of 45 suburban office properties comprising 7,389,482 rentable square feet and 16 apartment units.

Item 5.  Other Events

In June 1997, the Company refinanced, through a special purpose subsidiary, its existing $175 million bridge loan with a new $175 million mortgage financing from an affiliate of Lehman Brothers (the "Mortgage Financing"). The Mortgage Financing is non-recourse and secured by fully cross-collateralized and cross-defaulted first mortgage liens on 18 of the Company's properties (the "Mortgage Finance Properties") and has a fifteen year term. The Mortgage Financing bears interest at a fixed rate of 7.52%, is anticipated to be repaid in seven years and requires monthly payments of interest only with all principal due in a balloon payment at maturity, June 2012. If the Mortgage Financing is not repaid or refinanced within seven years, the interest rate increases by at least 2% and all excess cash flow from the Mortgage Financing Properties must be used to pay down principal. The Mortgage Financing documentation requires the Company to comply with certain customary financial covenants, ongoing operational restrictions, and certain cash management procedures. In addition, the Mortgage Financing prohibits prepayment for approximately three years from its origination.

In June 1997, the Company amended its then existing credit facility with a $300 million unsecured line of credit (the "Credit Facility") from a group of banks led by Wells Fargo Bank (the "Lenders"). The interest rate of the Credit Facility ranges between LIBOR plus 1.2% and LIBOR plus 1.45% depending on the leverage ratio of the Company. Once the Company achieves a long-term, unsecured, investment grade debt rating, the interest rate may be lowered to between LIBOR plus 0.9% to LIBOR plus 1.15% depending on such debt rating. Under certain circumstances, the Company has the option to convert the interest rate from LIBOR to the prime rate plus 0.5%. As of June 12, 1997, approximately $14.0 million was available under the Credit Facility. The Credit Facility has been and will be used, among other things, to finance the acquisition of properties, provide funds for tenant improvements and capital expenditures and provide for working capital and other corporate purposes. The outstanding principal balance is due on June 1, 2000.

The Credit Facility is subject to customary conditions to borrowing, contains representations and warranties and default provisions customary in REIT financings, and contains financial covenants, including requirements for a minimum tangible net worth, maximum liabilities to asset values, and minimum interest, unsecured interest and fixed charge coverage ratios (all calculated as defined in the Credit Facility documentation) and requirements to maintain a pool of unencumbered properties which meet certain defined characteristics and are approved by the Lenders. The Credit Facility also contains restrictions on, among other things, indebtedness, investments, distributions, liens and mergers.

Pursuant to a separate agreement, Wells Fargo Bank has advanced $26.6 million to the Company which is secured by two properties. This advance bears interest at the Wells Fargo Prime Rate and is scheduled to mature on July 10, 1997. Upon receipt of the Lenders' consent to add the two properties which currently secure this advance to the Credit Facility's unencumbered pool of properties, the Company will draw down $26.6 million from the Credit Facility to repay the advance.

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of properties acquired.

Parkway Center

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year Ended
     December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

Centerpointe La Palma

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year Ended
     December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

(b)  Pro forma financial information.

Pro Forma Condensed Consolidated Balance Sheet as of March 31,
1997 (Unaudited).

Pro Forma Condensed Consolidated Statement of Operations for the
Three Months Ended March 31, 1997 (Unaudited).

Pro Forma Condensed Consolidated Statement of Operations for the
Year Ended December 31, 1996 (Unaudited).

Note to the Pro Forma Condensed Consolidated Financial Statements
(Unaudited).


                 REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statement of revenue and certain expenses of Parkway Center for the year ended
December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Parkway Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statement of revenue and certain expenses of Parkway Center presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Parkway Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                              Ernst  & Young LLP

Los Angeles, California
May 6, 1997

                         PARKWAY CENTER

            STATEMENT OF REVENUE AND CERTAIN EXPENSES

              For the Year Ended December 31, 1996
                         (In thousands)



   Revenue:
     Rental                                $  911
     Tenant reimbursements                     92
       Total revenue                        1,003

   Certain Expenses:
     Property operating and maintenance       208
     Real estate taxes                         61
     Insurance                                  7
       Total certain expenses                 276
         Excess of revenue over
           certain expenses                  $727

See accompanying notes to statement of revenue and certain expenses.

                         PARKWAY CENTER

       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

              For the Year Ended December 31, 1996



1. Organization and Summary of Significant Accounting Policies

Organization

     The accompanying statement of revenue and certain expenses include the operations of Parkway Center (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for $7,400,000 and has 61,333 rentable square feet.

 Basis of Presentation

     The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

     The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization, land lease expense, and property general and administrative costs not directly comparable to the future operation of the Property.

 Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

     The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

      1997                           $1,051,000
      1998                            1,002,000
      1999                              915,000
      2000                              863,000
      2001                              519,000
      Thereafter                        512,000
                                     $4,862,000


     The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

     Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, three of the Property's tenants accounted for approximately 70% of the Property's aggregate annualized base rent.

                 REPORT OF INDEPENDENT AUDITORS


Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statement of revenue and certain expenses of Centerpointe La Palma for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Centerpointe La Palma. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statement of revenue and certain expenses of Centerpointe La Palma presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Centerpointe La Palma for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                              Ernst  & Young LLP

Los Angeles, California
April 30, 1997

                      CENTERPOINTE LA PALMA

            STATEMENT OF REVENUE AND CERTAIN EXPENSES

              For the Year Ended December 31, 1996
                         (In thousands)



Revenue:
  Rental                                      $ 9,222
  Tenant reimbursements                           797
  Parking-net of expenses                           9
  Other                                            38
    Total revenue                              10,066

Certain Expenses:
  Property operating and maintenance            2,042
  Real estate taxes                               620
  Insurance                                       172
    Total certain expenses                      2,834
      Excess of revenue over
        certain expenses                      $ 7,232


See accompanying notes to statement of revenue and certain expenses.

                      CENTERPOINTE LA PALMA

       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

              For the Year Ended December 31, 1996



1. Organization and Summary of Significant Accounting Policies

 Organization

     The accompanying statement of revenue and certain expenses include the operations of Centerpointe La Palma (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for $80,100,000 and has 597,550 rentable square feet.

 Basis of Presentation

     The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

     The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded.

     Excluded expenses consist of interest, depreciation and amortization, land lease expense, and property general and administrative costs not directly comparable to the future operation of the Property.

 Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

     The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

     1997                              $ 8,123,000
     1998                                7,317,000
     1999                                5,686,000
     2000                                4,741,000
     2001                                4,117,000
     Thereafter                         14,960,000
                                       $44,944,000



     The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

     Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At
December 31, 1996, one of the Property's tenants accounted for approximately 25% of the Property's aggregate annualized base rent.



                       ARDEN REALTY, INC.

      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                           (Unaudited)



     The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1997 is presented as if the following transactions had been consummated on March 31, 1997:
(i) the acquisition of properties acquired subsequent to March 31, 1997 and on or prior to June 13, 1997, including the properties described in Item 2 above (the "Second Quarter 1997 Acquisitions"); and (ii) the closings of the Mortgage Financing and the Credit Facility. The following unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 1997 and for the year ended December 31, 1996 are presented as if: (i) the consummation of the initial public offering of common stock in October 1996 (the "IPO"), and related formation transactions in connection with the IPO;
(ii) the acquisition of properties acquired during 1996 (the "1996 Acquisitions"); (iii) the acquisition of properties acquired during 1997 (the "1997 Acquisitions");and (iv) the closing of the Mortgage Financing and the amendment to the Credit Facility had occurred at January 1, 1996.

     The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                       ARDEN REALTY, INC.

         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                      As of March 31, 1997
                           (Unaudited)
                         (in thousands)
                                    Pro Forma Adjustments
                                     Second                         Arden
                       Arden       Quarter 1997        Other        Realty, Inc
                     Realty, Inc.  Acquisitions(A)  Adjustments(B)  Pro Forma

                                   ASSETS
Commercial office
 properties, net     $580,636        $188,450         $     --       $769,086
Cash and cash
  equivalents             822            (800)              --             22
Restricted cash            --              --            4,000          4,000
Rents and other
  receivables           2,093              --               --          2,093
Deferred rent           6,609              --               --          6,609
Prepaid financing and
  leasing costs, net    4,485              --            3,872          8,357
Prepaid expenses and
  other assets          4,693            (850)              --          3,843
     Total assets    $599,338        $186,800           $7,872       $794,010


LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage loans
  payable            $137,800         $37,200       $       --       $175,000
Unsecured lines of
  credit               60,000         149,600            7,872        217,472
Accounts payable and
  accrued expenses      9,243              --               --          9,243
Security deposits       3,958              --               --          3,958
Dividends and
  distributions
  payable               8,677              --               --          8,677
   Total liabilities  219,678         186,800            7,872        414,350

Minority interests
  in Operating
  Partnership          47,563             --                --         47,563
Stockholders' equity:
  Common Stock            217             --                --            217
  Additional paid-in
    capital           331,880             --                --        331,880
  Retained earnings        --             --                --             --
    Total
      stockholders'
      equity          332,097             --                --        332,097
Total liabilities
 and stockholders'
  equity             $599,338       $186,800            $7,872       $794,010


                         See accompanying notes.

                       ARDEN REALTY, INC.

    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

            For the Three Months Ended March 31, 1997
                           (Unaudited)
              (in thousands, except per share data)
                            Pro Forma Adjustments
                                  Pre-Acquisition
                                  Period                        Arden
                       Arden      for the 1997       Other      Realty, Inc.
                    Realty, Inc.  Acquisitions(D)  Adjustments  Pro Forma
Revenues
  Rental               $21,892          $6,960       $  216(E)    $29,068
  Tenant
    reimbursements         958             305           --         1,263
  Parking, net           1,490             346           --         1,836
  Other                    576              67           --           643
                        24,916           7,678          216        32,810
Other income                54              --           --            54
    Total
      revenues          24,970           7,678          216        32,864
Expenses

  Property
    expenses             7,894           2,540          170(G)     10,604
  REIT general and
    administrative         918              --           82(H)      1,000
  Interest               3,024              --        4,419(I)      7,443
  Depreciation and
    amortization         3,562              --        1,157(J)      4,719
     Total expenses     15,398           2,540        5,828        23,766

Income before
  minority
  interests              9,572           5,138       (5,612)        9,098
Minority interests      (1,134)             --           56(K)     (1,078)
Net income              $8,438          $5,138      $(5,556)       $8,020
Weighted average
  common shares
  outstanding
  before the
  conversion of
  OP Units              21,921                                     21,921
Net Income per
  common share           $0.38                                      $0.37


                         See accompanying notes.

                               ARDEN REALTY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                      (in thousands, except per share data)
                                      Pro Forma Adjustments
                                               Equity in Net
                Arden             Arden        Loss of
                Realty, Inc.   Predecessors    Noncombined    Pre-Acquisition
                Consolidated    Combined         Entites      Period                                      Arden
               Oct. 9, 1996 to Jan. 1, 1996 to Jan. 1, 1996   for the 1996        1997          Other     Realty, Inc.
                Dec. 31, 1996   Oct. 8, 1996    Oct. 8, 1996  Acquisitions(C) Acquisitions(D) Adjustments  Pro Forma
Revenues
  Rental           $17,041      $32,287           $12,828         $23,095       $28,520         $1,013(E)   $114,784
  Tenant
   reimbursements      803        2,031               243             733         1,419             --         5,229
  Parking, net       1,215        3,692               846           1,161         1,346             --         8,260
  Other                375        1,125               357             606           117             --         2,580
                    19,434       39,135            14,274          25,595        31,402          1,013       130,853
Other income           138        1,330                --              --            --         (1,253)(F)       215
    Total revenues  19,572       40,465            14,274          25,595        31,402           (240)      131,068

Expenses
  Property expenses  6,005       14,224             6,053          11,449        10,712            789(G)     49,232
  General and
    administrative     753        1,758                --              --            --          1,489(H)      4,000
  Interest           1,280       24,521             7,356              --            --         (3,386)(I)    29,771
  Depreciation and
    amortization     3,108        5,264             2,705              --            --          7,440(J)     18,517
     Total expenses 11,146       45,767            16,114          11,449        10,712          6,332       101,520
Equity in net (loss)
  of noncombined
  entities              --         (336)              336                --          --             --            --
Income (loss) before
  minority interests
  and extraordinary
  items              8,426       (5,638)           (1,504)         14,146        20,690         (6,572)       29,548
Minority interests    (993)         721              (721)             --            --         (2,508)(K)    (3,501)
Income (loss) before
  extraordinary
  items              7,433       (4,917)           (2,225)         14,146        20,690         (9,080)       26,047
Extraordinary (loss)
  gain on early
  extinguishment of
  debt, net of
  minority interests
  share            (13,105)       1,877                --              --            --         11,228(L)         --
Net (loss) income  $(5,672)     $(3,040)          $(2,225)         $14,146      $20,690         $2,148       $26,047
Weighted average
  common shares
  outstanding before
  conversion of
  OP Units          21,680                                                       21,680
Net (loss) income
  per common share  $(0.26)                                                       $1.20

                             See accompanying notes.

                     ARDEN REALTY, INC.

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                         STATEMENTS

                         (Unaudited)
                       (in thousands)



1.  Adjustments  to  the  Pro Forma  Condensed  Consolidated
Balance Sheet

     The adjustments to the Pro Forma Condensed Consolidated
Balance Sheet as of March 31, 1997 are as follows:

       A.     Acquisition   of  the  Second   Quarter   1997
Acquisitions with $1,650,000 of cash and deposits and with proceeds of $37,200,000 of mortgage loans payable and $149,600,000 on the unsecured lines of credit

      Purchase price and actual and estimated additional closing costs of the Second Quarter 1997 Acquisitions are as follows:

Second Quarter 1997 Acquisitions                Purchase Price
10780 Santa Monica                                 $ 10,550
Clarendon Crest                                       5,250
Noble Professional Center                             6,750
South Bay Centre                                     19,150
8383 Wilshire                                        59,100
Parkway Center                                        7,450
Centerpointe La Palma                                80,200
       Total                                       $188,450


     B.   Repayments of mortgage loans and lines of credit

Proceeds from the Mortgage Financing                $175,000
Repayment of mortgage loan with proceeds
  from the  Mortgage Financing                      (175,000)
Additional draws on the Credit Facility to
  pay financing costs incurred in connection
  with the Mortgage Financing and the amendment
  to the Credit Facility                               3,872
Additional draws on the Credit Facility to fund
 required reserve account in accordance with the
Mortgage Financing                                     4,000
                                                      $7,872



2. Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

     The pro forma adjustments reflected in the Pro Forma Condensed Consolidated Statements of Operations for the three months ended
March 31, 1997 and the  year ended December 31, 1996 are set forth below:

C. Represents the preacquisition period for the 17 properties acquired in 1996.

                            1996 Acquisitions
                   For the Year Ended December 31, 1996

                   400                       Imperial
                  Corporate 5832    9665       Bank      100                 303
                   Pointe   Bolsa   Wilshire   Tower   Broadway   Norwalk   Glenoaks
Revenue
  Rental            $390     $80     $548     $1,351    $1,554    $1,387    $1,980
  Tenant
    reimbursements   103      --       19         29       107        40        48
  Parking-net         28      10       58        124        88        66       129
  Other               23      --       32         15        74         4       138
    Total revenues   544      90      657      1,519     1,823     1,497     2,295
Property expenses    123       8      203        574       581       578       956
Excess of revenue
 over certain
 expenses           $421     $82     $454     $  945    $1,242    $  919    $1,339

                                            Burbank
                                            Executive
                                            Plaza and              Los
                   10351                    California            Angeles   5200   Sumitomo 10350
                   Santa    2730     Grand   Federal    Center   Corporate  West    Bank    Santa
                   Monica  Wilshire  Avenue  Building  Promenade   Center  Century Building Monica  Total
Revenue
  Rental           $1,134    $960     $--     $2,156    $2,097     $5,882   $1,021  $1,926   $629  $23,095
  Tenant
    reimbursements     11      --      --         --        51        128      115      79      3      733
  Parking-net          99      43      --        164        --         --       40     254     58    1,161
  Other                 7      12      --         --        --        288        2       9      2      606
    Total
      revenues      1,251   1,015      --      2,320     2,148      6,298    1,178   2,268    692   25,595
Property expenses     551     451      --        976       982      2,881    1,188   1,070    327   11,449
Excess of revenue
 over certain
  expenses           $700    $564     $--     $1,344    $1,166     $3,417   $  (10) $1,198   $365  $14,146



D.  Represents the actual preacquisition results for the 1997 Acquisitions:

                          The 1997 Acquisitions
                   For the Year Ended December 31, 1996
                                   Whittier
                                   Financial
                                   Clarendon
                                   Crest, and               Noble     South
                      535   Santa  California   6800     Professional  Bay    8383    Parkway Centerpointe
                     Brand  Monica Twin Centre Owensmouth   Center    Centre Wilshire Center  La Palma    Total
Revenue
  Renta              $707   $1,455    $5,580      $532       $794     $2,691  $6,628  $  911    $9,222   $28,520
  Tenant
   reimbursements      74       57       225        26          5        143      --      92       797     1,419
  Parking-net          90      136       228        --         51         --     832      --         9     1,346
  Other                --        2        15         5         --         26      31      --        38       117
     Total revenues   871    1,650     6,048       563        850      2,860   7,491   1,003    10,066    31,402
Property expenses     459      417     1,757       485        347      1,270   2,867     276     2,834    10,712
Excess of revenue
  over certain
  expenses           $412   $1,233    $4,291      $ 78       $503     $1,590  $4,624   $ 727    $7,232   $20,690

             Pre-Acquisition Period For the 1997 Acquisitions
                For the Three Months Ended March 31, 1997

                                 Whittier
                                 Financial
                                 Clarendon
                         10780   Crest, and               Noble    South
                   535   Santa   California   6800     Professional Bay    8383    Parkway Centerpointe
                   Brand Monica  Twin Centre Owensmouth   Center   Centre Wilshire  Center La Palma    Total
Revenue
  Rental           $147   $385     $1,265     $153         $258     $696   $1,688   $260    $2,108    $6,960
  Tenant
   reimbursements     3      4         51        1            1       29       --     14       202       305
  Parking-net        14     36         58       --           --       --      236     --         2       346
  Other              --     --          3       --           --        3       22     --        39        67
    Total
     revenues       164    425      1,377      154          259      728    1,946    274     2,351     7,678
Property
  expenses           98    115        395      121          125      277      774     56       579     2,540
Excess of
  revenue over
  certain
  expenses          $66   $310       $982      $33         $134     $451   $1,172   $218    $1,772    $5,138


E.   Increase in rental revenue to adjust the 1996
     Acquisitions   and   the  1997   Acquisitions   to
     straightline rental revenue calculated as though the properties were purchased at January 1, 1996.

F.   Decrease  in  other  income  to   eliminate
     nonrecurring construction fees which would not have been realized by the Company and certain management fees that will not be earned.

G.   Increase    in   property   general    and
     administrative  expenses  related  to   additional
     property  payroll  costs  relating  to  the   1997
     Acquisitions for the period ended March  31,  1997
     and to the 1996 Acquisitions and 1997 Acquisitions for the period ended December 31, 1996.

H.   Increase   in  general  and  administrative
     expenses  related to expected level of  operations
     as  a public real estate investment trust and  the
     incremental increase relating to the management of
     additional properties.
                                               Three
                                               Months Ended    Year Ended
                                               March 31, 1997  December 31, 1996
I.   Increase (decrease) in interest expense:

     Decrease in interest expense due to
     repayment of mortgage loans and lines of
     credit                                        $(3,024)       $(33,157)
     Increase in interest expense related to the
     Mortgage Financing and lines of credit with
     an interest rate of 7.52% and LIBOR plus
     1.45%, respectively, net of amounts
     capitalized                                     7,132          28,526
     Increase in amortization of finance costs
     related to the Mortgage Financing and the
     amendment to the Credit Facility, due in
     seven and three years, respectively               311           1,245

    Net increase (decrease) in interest expense     $4,419         $(3,386)


J. Increase in depreciation expense:

   Increase in depreciation expense to reflect
   a full quarter of depreciation for the 1997
   for the three months ended March 31, 1997
   and a full year of depreciation for the 1996
   Acquisitions and 1997 Acquisitions for the
   year ended December 31, 1996, utilizing a 40
   year useful life for buildings and a 10 year
   useful life for improvements                     $1,157          $7,310
   Increase in depreciation due to the fair
   value of consideration paid in excess of
   book value of interests in properties
   acquired from nonaffiliates in connection
   with the completion of the IPO                       --             130

   Net increase in depreciation expense             $1,157          $7,440


K. To reflect adjustment for minority interest of 11.85% in the Operating Partnership.


L. To eliminate net extraordinary loss related to early extinguishment of debt.


(c)  Exhibits.

10.30 Agreement of Purchase and Sale Agreement and Escrow Instructions between Stockdale Investment Group, Inc. a California corporation and Arden Realty Limited Partnership, a Maryland limited partnership.

10.31 Purchase and Sale Agreement and Joint Escrow Instructions between Mutual Life Insurance Company of New York, a New York Corporation, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.32 First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions between Mutual Life Insurance Company of New York, a
       New York Corporation, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.33 Credit Facility documentation consisting of First Amended and Restated Revolving Credit Agreement by and among the Operating Partnership and Chase Manhattan Bank, Lehman Brothers Realty Corporation and Wells Fargo Bank as filed as an exhibit to Registration Statement of Form S-11 (No.333-30059) and incorporated herein by reference.

10.34 Mortgage Financing documentation consisting of Loan Agreement by and between the Company's special purpose financing subsidiary and Lehman Brothers Realty Corporation (the Loan Agreement includes the Mortgage Note, Deed of Trust, and form of Tenant Estoppel Certificate and Agreement as exhibits) as filed as an exhibit to Registration Statement of Form S-11 (No.333-30059) and incorporated herein by reference.


                         Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ARDEN REALTY, INC.


Date: July 9, 1997           By:  /s/ Diana M. Laing
                                   Diana M. Laing
                                   Chief Financial Officer